Exhibit 99.1

Nuvve Announces Pricing of $14 Million Registered Direct Offering

SAN DIEGO, CA – July 27, 2022 – Nuvve Holding Corp. (the “Company” or Nuvve) (NASDAQ: NVVE) today announced the pricing of a registered direct offering of (i) 2,150,000 shares of its common stock, at an offering price of $3.50 per share, (ii) pre-funded warrants to purchase 1,850,000 shares of its common stock at an offering price of 3.4999 per pre-funded warrant, which represents the per share offering price of its common stock less the $0.0001 per share exercise price for each pre-funded warrant and (iii) warrants to purchase 4,000,000 shares of its common stock, with a per share exercise price of $3.75, which are exercisable six months from closing for a period of five years.

The gross proceeds to the Company from this offering are expected to be approximately $14 million, before deducting placement agent fees and estimated offering expenses payable by the Company. The Company intends to use the net proceeds from the offering for working capital and general corporate purposes. The offering is expected to close on or about July 29, 2022, subject to the satisfaction of customary closing conditions.

Craig-Hallum Capital Group LLC is acting as exclusive placement agent for the registered direct offering.

A shelf registration statement on Form S-3 (File No. 333-264462) relating to the offering of the securities described above was filed with the Securities and Exchange Commission (the “SEC”) on April 22, 2022 and declared effective by the SEC on May 05, 2022. The shares may be offered only by means of a prospectus. A final prospectus supplement and accompanying prospectus relating to and describing the terms of the offering will be filed with the SEC and made available on the SEC’s website at www.sec.gov. Copies of the final prospectus supplement and accompanying prospectus relating to the offering may also be obtained, when available, by contacting Craig-Hallum Capital Group LLC, 222 South Ninth Street, Suite 350, Minneapolis, MN 55402, Attn: Equity Capital Markets, by telephone at (612) 334-6300 or by e-mail at prospectus@chlm.com.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any of these securities, nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale is not permitted.

About Nuvve Holding Corp.

Nuvve Holding Corp. (Nasdaq: NVVE) is leading the electrification of the planet, beginning with transportation, through its intelligent energy platform. Combining the world's most advanced vehicle-to-grid (V2G) technology and an ecosystem of electrification partners, Nuvve dynamically manages power among electric vehicle (EV) batteries and the grid to deliver new value to EV owners, accelerate the adoption of EVs, and support the world's transition to clean energy. By transforming EVs into mobile energy storage assets and networking battery capacity to support shifting energy needs, Nuvve is making the grid more resilient, enhancing sustainable transportation, and supporting energy equity in an electrified world. Since its founding in 2010, Nuvve has successfully deployed V2G on five continents and offers turnkey electrification solutions for fleets of all types. Nuvve is headquartered in San Diego, Calif. and can be found online at nuvve.com.

Nuvve and associated logos are among the trademarks of Nuvve and/or its affiliates in the United States, certain other countries and/or the EU. Any other trademarks or trade names mentioned are the property of their respective owners.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

The information in this press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, regarding Nuvve and Nuvve’s strategy, future operations, estimated and projected financial performance, prospects, plans and objectives are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Nuvve disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Nuvve cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Nuvve. In addition, Nuvve cautions you that the forward-looking statements contained in this press release are subject to the following factors: (i) risks related to the rollout of Nuvve’s business and the timing of expected business milestones; (ii) Nuvve’s dependence on widespread acceptance and adoption of electric vehicles and increased installation of charging stations; (iii) Nuvve’s ability to maintain effective internal controls over financial reporting (iv) Nuvve’s current dependence on sales of charging stations for most of its revenues; (v) overall demand for electric vehicle charging and the potential for reduced demand if governmental rebates, tax credits and other financial incentives are reduced, modified or eliminated or governmental mandates to increase the use of electric vehicles or decrease the use of vehicles powered by fossil fuels, either directly or indirectly through mandated limits on carbon emissions, are reduced, modified or eliminated; (vi) potential adverse effects on Nuvve’s backlog, revenue and gross margins if customers increasingly claim clean energy credits and, as a result, they are no longer available to be claimed by Nuvve; (vii) the effects of competition on Nuvve’s future business; (viii) risks related to Nuvve’s dependence on its intellectual property and the risk that Nuvve’s technology could have undetected defects or errors; (ix) the risk that we conduct a portion of our operations through a joint venture exposes us to risks and uncertainties, many of which are outside of our control; (x) that our joint venture with Levo Mobility LLC may fail to generate the expected financial results, and the return may be insufficient to justify our investment of effort and/or funds; (xi) changes in applicable laws or regulations; (xii) the COVID-19 pandemic and its effect directly on Nuvve and the economy generally; (xiii) risks related to disruption of management time from ongoing business operations due to our joint ventures; (xiv) risks relating to privacy and data protection laws, privacy or data breaches, or the loss of data; (xv) the possibility that Nuvve may be adversely affected by 3 other economic, business, and/or competitive factors, including increased inflation and interest rates, and the Russian invasion of Ukraine; and (xvi) risks related to the benefits expected from the $1.2 trillion dollar infrastructure bill passed by the U.S. House of Representatives (H.R. 3684). Should one or more of the risks or uncertainties described in this press release materialize or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the Annual Report on Form 10-K filed by Nuvve with the Securities and Exchange Commission (SEC) on March 31, 2022, and in the other reports that Nuvve has, and will file from time to time with the SEC. Nuvve’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Contacts:

ICR Inc.

Eduardo Reyes

nuvve@icrinc.com 646-200-8872